                                                                   EXHIBIT 10.36

*****************************NOTICE OF GRANT AWARD******************************
SMALL BUSINESS INNOVATION RESEARCH PROG                   Issue Date: 07/19/2001
Department of Health and Human Services
National Institutes of Health
NATIONAL INSTITUTE OF NEUROLOGICAL DISORDERS AND STROKE
********************************************************************************

Grant Number: 5 R44 NS33427-03 (Revised)
Principal Investigator: SWANSON, JOHN W BA, BS
Project Title: INVESTIGATOR READY, INTERCONNECTED MICROPROBE SYSTEMS

VP/GENERAL MANAGER
PI MEDICAL
16125 SW 72ND AVENUE
PORTLAND, OR  97224


Budget Period: 03/01/1999 - 02/28/2002
Project Period: 08/01/1995 - 02/28/2002

Dear Business Official:

The National Institutes of Health hereby revises this award (see "Award Calculation" in Section I and "Terms and Conditions" in Section III) to BIOELECTRIC CORPORATION in support of the above referenced project. This award is pursuant to the authority of 42 USC 241 42 CFR PART 52 15 USC 638 and is subject to terms and conditions referenced below.

Acceptance of this award including the Terms and Conditions is acknowledged by the grantee when funds are drawn down or otherwise obtained from the grant payment system.

Award recipients are responsible for reporting inventions derived or reduced to practice in the performance of work under this grant. Rights to inventions vest with the grantee organization provided certain requirements are met and there is acknowledgement of NIH support. In addition, recipients must ensure that patent and license activities are consistent with their responsibility to make unique research resources developed under this award available to the scientific community, in accordance with NIH policy. For additional information, please visit http://www.iedison.gov.

If you have any questions about this award, please contact the individual(s) referenced in the information below.

Sincerely yours,


Dianna Jessee
Grants Management Officer
NATIONAL INSTITUTE OF NEUROLOGICAL DISORDERS AND STROKE

See additional information below

SECTION I - AWARD DATA - 5 R44 NS33427-03 (Revised)

AWARD CALCULATION (U.S. Dollars):
Direct Costs                                                           $146,787
FdA Costs                                                               $75,132
APPROVED BUDGET                                                        $221,919
Fee                                                                     $13,499
TOTAL                                                                  $235,418

AMOUNT OF THIS ACTION (FEDERAL SHARE)                                       +$0


FISCAL INFORMATION:
CFDA Number: 93.854
EIN: 1931069149A1
Document Number: R4NS33427B

IC/CAN/FY1999
NS/8426318/235,418

NIH ADMINISTRATIVE DATA:
PCC: ST07 B/OC: 41.4E/Processed: JESSEED 010716 0228


SECTION II - PAYMENT/HOTLINE INFORMATION - 5 R44 NS33427-03 (Revised)

For Payment and HHS Office of Inspector General Hotline Information, see the NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm

SECTION III - TERMS AND CONDITIONS - 5 R44 NS33427-03 (Revised)

This award is based on the application submitted to, and as approved by, the NIH on the above-titled project and is subject to the terms and conditions incorporated either directly or by reference in the following:

a. The grant program legislation and program regulation cited in this Notice of Grant Award.

b. The restrictions on the expenditure of federal funds in appropriations acts, to the extent those restrictions are pertinent to the award.

c.   45 CFR Part 74 or 45 CFR Part 92 as applicable.

d. The NIH Grants Policy Statement, including addenda in effect as of the beginning date of the budget period.

e.   This award notice, INCLUDING THE TERMS AND CONDITIONS CITED BELOW.

(see NIH Home Page at http://grants.nih.gov/grants/policy/awardconditions.htm for certain references cited above.)

This grant is included under Expanded Authorities.

This grant is subject to Streamlined Noncompeting Award Procedures (SNAP).

Treatment of Program Income:
Additional Costs

SECTION IV - NINDS SPECIAL TERMS AND CONDITIONS (REVISED)

This award provides an administrative no-cost extension to extend the budget period and project period for 12 months, through February 28, 2002, in accordance with grantee's request letter of May 22, 2001. Should a competing continuation application be approved, it may be necessary to adjust the budget period and project period end dates. In extending the final budget period, the grantee agrees to update all required certifications, including human subjects and animal welfare, in accordance with applicable regulations and policy.

The program official is responsible for the scientific, programmatic and technical aspects of this project. The grants management specialist is responsible for the negotiation, award and administration of this project and for interpretation of grants administration policies and provisions. These individuals work together in overall project administration. For up-to-date information, you may access the NIH home page at http://www.nih.gov/ and the NINDS Home Page at http://www.ninds.nih.gov.

For scientific and programmatic issues for the above grant, contact Dr. William
J. Heetderks, Program Official. E-mail address: wh7q@nih.gov or Phone:
301-496-1447.

For budgetary and policy issues for the above grant, contact Ms. Kathleen Howe, Grants Management Officer. E-mail address: kh52x@nih.gov or Phone: 301-496-7392.

THE PREVIOUS TERMS AND CONDITIONS STATED BELOW REMAIN IN EFFECT.


THIS AWARD HAS BEEN REVISED TO REFLECT THE GRANTEE'S APPROVAL FOR A 12-MONTH NO COST EXTENSION THROUGH FEBRUARY 28, 2001, AS REFLECTED WITHIN CORRESPONDENCE DATED FEBRUARY 10, 2000.

THE PROGRAM OFFICIAL IS RESPONSIBLE FOR THE SCIENTIFIC, PROGRAMMATIC AND TECHNICAL ASPECTS OF THIS PROJECT. THE GRANTS MANAGEMENT SPECIALIST IS RESPONSIBLE FOR THE NEGOTIATION, AWARD AND ADMINISTRATION OF THIS PROJECT AND FOR INTERPRETATION OF GRANTS ADMINISTRATION POLICIES AND PROVISIONS. THESE INDIVIDUALS WORK TOGETHER IN OVERALL PROJECT ADMINISTRATION. FOR UP-TO-DATE INFORMATION, YOU MAY ACCESS THE NIH HOME PAGE AT http://www/nih.gov/ AND THE NINDS HOME PAGE AT http://www.ninds.nih.gov.

THE FIXED FEE PROVIDED AS PART OF THIS GRANT AWARD IS IN ADDITION TO ALLOWABLE DIRECT AND INDIRECT COSTS. AN EQUITABLE ADJUSTMENT OF THE FEE WILL BE MADE IN THE EVENT THE GRANT IS TERMINATED. IF THE TOTAL AMOUNT OF DIRECT AND INDIRECT COST AWARDED IS NOT SPENT, A PROPORTIONATE AMOUNT OF THE FEE OR PROFIT MUST BE SHOWN AS AN UNOBLIGATED BALANCE ON THE FINANCIAL STATUS REPORT. THE FEE SHOULD BE DRAWN DOWN FROM THE HHS PAYMENT MANAGEMENT SYSTEM IN INCREMENTS BASED UPON THE PERCENTAGE OF COMPLETION OF THE PROJECT.

THE APPLICABLE FEE IS INCLUSIVE OF THE TOTAL ALLOWABLE AMOUNT FOR THE PROJECT PERIOD, WHICH MAY NOT EXCEED $750,000.

UNALLOWABLE ACTIVITIES CONDUCTED BY FOR-PROFIT ORGANIZATIONS WILL BE DETERMINED BY APPLYING THE COST PRINCIPLES OF CONTRACTS WITH COMMERCIAL ORGANIZATIONS SET FORTH IN 48 CFR, FAR SUBPART 31.2. HOWEVER, INDEPENDENT RESEARCH AND DEVELOPMENT COSTS (INCLUDING INDIRECT COSTS ALLOCABLE TO THEM) ARE UNALLOWABLE."

ANY INVENTION DEVELOPED UNDER THIS GRANT SHOULD BE REPORTED TO THE EXTRAMURAL INVENTIONS OFFICE, DHHS, NIH, ROCKLEDGE BUILDING, ROOM 3188, PHONE 301/435-0678. PATENT RIGHTS TO INVENTIONS DEVELOPED ON FEDERALLY SPONSORED GRANTS TO SMALL BUSINESSES ARE SUBJECT TO 37 CFR PART 401.

GENERALLY, THE AWARDEE ORGANIZATION RETAINS THE PRINCIPAL WORLDWIDE PATENT RIGHTS TO ANY INVENTION DEVELOPED WITH UNITED STATES GOVERNMENT SUPPORT. UNDER TITLE 37 CODE OF FEDERAL REGULATIONS PART 401, THE GOVERNMENT RECEIVES A ROYALTY-FREE LICENSE FOR ITS USE, RESERVES THE RIGHT TO REQUIRE THE PATENT HOLDER TO LICENSE OTHERS IN CERTAIN CIRCUMSTANCES, AND REQUIRES THAT ANYONE EXCLUSIVELY LICENSED TO SELL THE INVENTION IN THE UNITED STATES MUST NORMALLY MANUFACTURE IT SUBSTANTIALLY IN THE UNITED STATES. TO THE EXTENT AUTHORIZED BY TITLE 35 UNITED STATES CODE SECTION 205, THE GOVERNMENT WILL NOT MAKE PUBLIC ANY INFORMATION DISCLOSING A GOVERNMENT-SUPPORTED INVENTION FOR A 4-YEAR PERIOD TO ALLOW THE AWARDEE ORGANIZATION A REASONABLE TIME TO FILE A PATENT APPLICATION, NOR WILL THE GOVERNMENT RELEASE ANY INFORMATION THAT IS PART OF THAT APPLICATION.

PRIOR APPROVAL, WHERE REQUIRED, MUST BE OBTAINED IN WRITING FROM THE AWARDING UNIT.

PUBLIC HEALTH SERVICE GRANT CLOSE OUT PROCEDURES REQUIRE SUBMISSION OF THE FOLLOWING FINAL REPORTS WITHIN 90 DAYS AFTER THE GRANT'S FINAL BUDGET PERIOD
EXPIRES:

A.   FINAL INVENTION STATEMENT (HHS-568)
B.   FINAL FINANCIAL STATUS REPORT (SF-269)
C.   FINAL PROGRESS REPORT

FAILURE TO SUBMIT THESE REQUIRED REPORTS, WHEN DUE, MAY RESULT IN THE IMPOSITION OF SPECIAL AWARD PROVISION OR THE WITHHOLDING OF SUPPORT FOR OTHER ELIGIBLE PROJECTS OR ACTIVITIES INVOLVING THE GRANTEE ORGANIZATION OR THE INDIVIDUAL RESPONSIBLE FOR THE DELINQUENCY.

WILLIAM J. HEETDERKS, Program Official (301) 496-1447 wh7q@nih.gov Dianna Jessee, Grants Specialist (301) 496-7416 dj35j@nih.gov


SPREADSHEET
GRANT NUMBER: 5 R44 NS33427-03 (Revised)
P.I.: SWANSON, JOHN W.
INSTITUTION: BIOELECTRIC CORPORATION

                                        YEAR 03
                                        -------
TOTAL DC                                146,787
TOTAL F&A                                75,132
TOTAL COST                              221,919

FEE                                      13,499

[ILLEGIBLE]
[ILLEGIBLE]                                                                                                       OMB No. 0925-1095
[ILLEGIBLE]                                                                                                 Expiration Date 1/31/95
------------------------------------------------------------------------------------------------------------------------------------
           Department of Health and Human Services              | LEAVE BLANK -- FOR PHS USE ONLY.
                    Public Health Service                       |-------------------------------------------------------------------
                                                                | Type            |  Activity                |  Number
          SMALL BUSINESS INNOVATION RESEARCH PROGRAM            |-------------------------------------------------------------------
                                                                | Review Group                               |  Formerly
                 PHASE II GRANT APPLICATION                     |-------------------------------------------------------------------
                                                                | Council Board (Month, year)                |  Date Received
                Follow instructions carefully.                  |                                            |
------------------------------------------------------------------------------------------------------------------------------------
1a. TITLE OF APPLICATION (Do not exceed 56 typewriter spaces)                                             | 1b. Phase 1 Grant No.
    INVESTIGATOR READY, INTERCONNECTED MICROPROBE SYSTEMS                                                 |     IR-N533427-0
------------------------------------------------------------------------------------------------------------------------------------
                                                    2. PRINCIPAL INVESTIGATOR                              [ ] New Investigator
------------------------------------------------------------------------------------------------------------------------------------
2a. NAME (Last, first, middle)                                                                | 2b. SOCIAL SECURITY NO.
    Swanson, John William                                                                     |     ###-##-####
------------------------------------------------------------------------------------------------------------------------------------
2c. POSITION TITLE                                              | 2d. MAILING ADDRESS (Street, city, state, zip code)
    Materials Scientist                                         |
    Principal Investigator                                      |     PI Medical
----------------------------------------------------------------|     16125 SW 72nd Ave.
2e. TELEPHONE AND FAX (Area code, number, and extension)        |     Portland, OR 97224
    TEL: 503-639-3100                                           |
    FAX: 503-639-0330                                           |
------------------------------------------------------------------------------------------------------------------------------------
3.  HUMAN SUBJECTS   If "yes,"   IRB        3b. Assurance of    | 4. VERTEBRATE ANIMALS  If "Yes,"            4b. Animal welfare
                     exemption   approval       compliance no.  |                        IACUC approval date      assurance no.
    3a.              no. or      date                           |    4a.             Guinea Pig  2/25/97          96-377R
    [X] NO [ ] YES                                              |    [ ] NO [X] YES  Cats        1/5/97           95-33R
                                                                |                    Primates    9/20/97          100
------------------------------------------------------------------------------------------------------------------------------------
5.  SMALL BUSINESS CERTIFICATION                                | 6. INVENTIONS AND PATENTS
                                                                |                                [ ] Previously reported
      [X] Small Business Concern        [ ] Woman-owned         |                                OR
           [ ] Socially and Economically Disadvantaged          |    [X] NO  [ ] YES             [ ] Not previously reported
------------------------------------------------------------------------------------------------------------------------------------
7.  DATES OF ENTIRE PROPOSED        | 8.   COSTS REQUESTED FOR FIRST 12-MONTH      | 9.   COSTS REQUESTED FOR ENTIRE
    PHASE II PERIOD                 |      BUDGET PERIOD                           |      PROPOSED PHASE II PERIOD
    From: October 1, 1997           | 8a.  Direct Costs  | 8b. Total Costs         | 9a.  Direct Costs    | 9b. Total Costs
    Through: Sept. 30, 1999         |      $385,922      |     $527,676            |      $532,709        |     $749,594
------------------------------------------------------------------------------------------------------------------------------------
10. PERFORMANCE SITES (Organizations and addresses)             | 11. APPLICANT ORGANIZATION (Name, address, and congressional
                                                                |     district)
                                                                |
    PI Medical                                                  |     PI Medical
    16125 SW 72nd Ave.                                          |     16125 SW 72nd Ave.
    Portland, OR 97224                                          |     Portland, OR 97224
                                                                |
                                                                |     First Congressional District
                                                                |-------------------------------------------------------------------
                                                                | 12. ENTITY IDENTIFICATION NUMBER
                                                                |     93-1069149
====================================================================================================================================
13. NOTICE OF PROPRIETARY INFORMATION: The information identified by asterisks(*)    | 15. NAME OF CORPORATE OFFICIAL
    on pages ___________________ of this application constitutes trade secrets or    |
    information that is commercial or financial and confidential or privileged. It   |     Susan K. Petersen
    is furnished to the Government in confidence with the understanding that such    |
    information shall be used or disclosed only for evaluation of this application,  |     Telephone: 503-639-3100
    provided that, if a grant is awarded as a result of or in connection with the    |     FAX:       503-639-0330
    submission of this application, the Government shall have the right to use or    |     Title:
    disclose the information herein to the extent provided by law. This restriction  |     Address:   PI Medical
    does not limit the Government's right to use the information if it is obtained   |                16125 SW 72nd. Ave.
    without restriction from another source.                                         |                Portland, OR. 97224
-------------------------------------------------------------------------------------|
14. DISCLOSURE PERMISSION STATEMENT: If this application does not result in an       |
    award, is the Government permitted to disclose the title only of your proposed   |
    project, and the name, address, and telephone number of the corporate official   |
    of your firm, to organizations that may be interested in contacting you for      |     BITNET/INTERNET ADDRESS:
    further information or possible investment?                                      |     spetersen@napplisci.com
          [X] YES    [ ] NO                                                          |
------------------------------------------------------------------------------------------------------------------------------------
16. PRINCIPAL INVESTIGATOR/PROGRAM DIRECTOR ASSURANCE: I certify that the            | SIGNATURE OF PERSON NAMED IN 2a    | DATE
    statements herein are true, complete, and accurate to the best of my             | (In ink. "Per" signature           |
    knowledge. I am aware that any false, fictitious, or fraudulent statements or    |  not acceptable.)                  |
    claims may subject me to criminal, civil, or administrative penalties. I         |                                    |
    agree to accept responsibility for the scientific conduct of the project and     |                                    |
    to provide the required progress reports if a grant is awarded as a result       | /s/ JOHN SWANSON                   | 4/14/97
    of this application.                                                             |                                    |
------------------------------------------------------------------------------------------------------------------------------------
17. APPLICANT ORGANIZATION CERTIFICATION AND ACCEPTANCE: I certify that the          | SIGNATURE OF PERSON NAMED IN 15    | DATE
    statements herein are true, complete, and accurate to the best of my             | (In ink. "Per" signature           |
    knowledge, and accept the obligation to comply with Public Health Service        | not acceptable.)                   |
    terms and conditions if a grant is awarded as a result of this application.      |                                    |
    I am aware that any false, fictitious, or fraudulent statements or claims may    | /s/ SUSAN K. PETERSEN              | 4/14/97
    subject me to criminal, civil, or administrative penalties.                      |                                    |
------------------------------------------------------------------------------------------------------------------------------------

                                                                PRINCIPAL INVESTIGATOR: John Swanson
----------------------------------------------------------------------------------------------------
                                     ABSTRACT OF RESEARCH PLAN
----------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND TELEPHONE NUMBER OF APPLICANT ORGANIZATION

PI Medical
16125 SW 72nd Ave.
Portland, OR. 97224
(503) 639-3100
----------------------------------------------------------------------------------------------------
YEAR FIRM FOUNDED                                | NO. OF EMPLOYEES (include all affiliates)
1991                                             |         8
----------------------------------------------------------------------------------------------------
TITLE OF APPLICATION

INVESTIGATOR READY, INTERCONNECTED MICROPROBE SYSTEMS
----------------------------------------------------------------------------------------------------
KEY PROFESSIONAL PERSONNEL ENGAGED ON PROJECT
----------------------------------------------------------------------------------------------------
              NAME                |         POSITION TITLE          |         ORGANIZATION
----------------------------------------------------------------------------------------------------
                                  |                                 |
John Swanson                      |   Materials Scientist           |   PI Medical
Ky Huynh                          |   Cable Engineer                |   PI Medical
Jerry Boogaard                    |   Laser Manager                 |   PI Medical
                                  |                                 |
----------------------------------------------------------------------------------------------------
ABSTRACT OF RESEARCH PLAN: STATE THE APPLICATION'S LONG-TERM OBJECTIVES AND SPECIFIC AIMS, MAKING
REFERENCE TO THE HEALTH-RELATEDNESS OF THE PROJECT, DESCRIBE CONCISELY THE METHODOLOGY FOR ACHIEVING
THESE GOALS, AND DISCUSS THE POTENTIAL OF THE RESEARCH FOR TECHNOLOGICAL INNOVATION AND COMMERCIAL
APPLICATION. AVOID SUMMARIES OF PAST ACCOMPLISHMENTS AND THE USE OF THE FIRST PERSON.

THE ABSTRACT IS MEANT TO SERVE AS A SUCCINCT AND ACCURATE DESCRIPTION OF THE PROPOSED WORK WHEN
SEPARATED FROM THE APPLICATION. SINCE ABSTRACTS OF FUNDED APPLICATIONS MAY BE PUBLISHED BY THE
FEDERAL GOVERNMENT, DO NOT INCLUDE PROPRIETARY INFORMATION. DO NOT EXCEED 200 WORDS.

University of Michigan (UM) chronic neural probe use has been hampered dramatically due to unsuitable cable and percutaneous connector assemblies. The objective of the proposed research is to develop and make available user-ready probe assemblies and cable systems. These foundational enabling technologies are essential for neurophysiological research and its expanding applications.
TO BETTER EQUIP AND ENABLE USERS, PHASE II WILL DEVELOP, PROVIDE AND COMMERCIALIZE STANDARDIZED
CABLE SYSTEMS AND SMALL, LOW COST, MULTI-CHANNEL, PERCUTANEOUS CONNECTOR ASSEMBLIES TO CONNECT WITH
(UM) PROBES.

Phase I work demonstrated feasibility of developing and manufacturing microribbon cable, as well as the design and fabrication of connector assemblies to be mated with (UM) probes. This effort also included preliminary standardization of UM probe bond pad geometry. During Phase I efforts, an alternative multiprobe technology was discovered.

Phase II will leverage the work of Phase I to complete the developments and produce reliable, tested, manufacturable, user-ready microprobe assemblies and cable systems that offer high conductivity, REDUCED SIZE, and robustness. This technology interfaces, in a modular fashion, the multiprobes with the electronics and builds a basic foundation of vital components. These components will enable neurological research and future neurophysiological developments in sensing, therapy, and prosthetic applications.

----------------------------------------------------------------------------------------------------
PROVIDE KEY WORDS (8 MAXIMUM) TO IDENTIFY THE RESEARCH OR TECHNOLOGY.

Connectors, cable, microelectrodes, probes, implant, electrode, microstimulation, biosensor
----------------------------------------------------------------------------------------------------
PROVIDE A BRIEF SUMMARY OF THE POTENTIAL COMMERCIAL APPLICATIONS OF THE RESEARCH.

This modular configuration combines an entire system technology from the multiprobe to the interconnect interfacing with the electronics. This system will offer tremendous value in neural research to further understand cortex and network function, cochlear prostheses, sensing, and nerve stimulation, as well as a host of other applications.
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                                               PAGE 2